UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2024

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41400	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders (the “Annual Meeting”) of Aspen Technology, Inc. (the “Company”) held on December 17, 2024, three proposals were presented to stockholders:
1.To elect the nominees of the Board of Directors of the Company (the “Board”) to the Board to hold office until the 2025 annual meeting of stockholders of the Company.
2.To ratify the appointment of KPMG LLP ("KPMG") as the Company’s independent public accounting firm for fiscal 2025.
3.To approve, on an advisory basis, the compensation of the named executive officers of the Company as identified in the Proxy Statement for the Annual Meeting (so-called “say on pay”).
The final results for each of the matters submitted to a vote at the Annual Meeting are as follows:
Proposal 1: The eight director nominees named in the Proxy Statement were elected by the stockholders, by the votes set forth in the table below:

Nominee	For	AGAINST	ABSTAIN	Broker Non-Votes
Patrick M. Antkowiak	56,675,005	4,445,924	28,302	848,983
Thomas F. Bogan	59,999,541	1,121,398	28,292	848,983
Karen M. Golz	60,109,473	1,011,453	28,305	848,983
David J. Henshall	60,357,032	763,849	28,350	848,983
Ram R. Krishnan	45,312,375	15,808,492	28,364	848,983
Antonio J. Pietri	60,342,060	780,238	26,933	848,983
Arlen R. Shenkman	60,338,638	782,264	28,329	848,983
Robert M. Whelan, Jr.	53,938,615	7,170,388	40,228	848,983
Proposal 2: The appointment of KPMG as the Company’s independent registered public accounting firm for fiscal 2025 was ratified by the stockholders, by the votes set forth below:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
61,979,398	6,690	12,126	—
Proposal 3: The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the stockholders set forth below:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
58,776,128	2,361,630	11,473	848,983

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 19, 2024	By:	/s/ Christopher Cooper
Christopher Cooper
Senior Vice President, Chief Legal Officer